UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934




   Date of Report (Date of earliest event reported)     March 29, 1999
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                                MBNA Corporation
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              (Exact name of registrant as specified in its charter)



           Maryland                    1-10683             52-1713008
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   (State or other jurisdiction     (Commission       (I.R.S. Employer
        of incorporation)           File Number)       Identification No.)



             Wilmington, Delaware                              19884
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   (Address of principal executive offices)                   (Zip Code)


   Registrant's telephone number, including area code     (800) 362-6255
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       (Former name or former address, if changed since last report.)

Item 2.   Acquisition or Disposition of Assets


     On March 29, 1999, MBNA America Bank, N.A. ("the Bank"), a wholly owned subsidiary of MBNA Corporation, completed the previously announced acquisition of the credit card business of PNC Bank Corp., including PNC National Bank, for approximately $3.2 billion. The acquisition, announced in December 1998, includes $2.7 billion of credit card receivables, which will be managed from existing MBNA locations. The Bank funded the acquisition from the proceeds of the issuance of shares of common stock by MBNA Corporation in January 1999, from securitization of credit card receivables and from maturing money market instruments.



                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.








                                                        MBNA CORPORATION


Date:  April 9, 1999                      By:  /s/     Vernon H. C. Wright
                                                   ---------------------------
                                                       Vernon H. C. Wright
                                                    Executive Vice President
                                                    and Chief Corporate Finance
                                                    Officer